UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

BMW Vehicle Lease Trust 2023-1
(Exact name of issuing entity as specified in its charter)
Central Index Key number: 0001957889

BMW Auto Leasing LLC
(Exact name of depositor/registrant as specified in its charter)
Central Index Key number: 0001126530

BMW Financial Services NA, LLC
(Exact name of sponsor as specified in its charter)
Central Index Key number: 0001541188

Financial Services Vehicle Trust
(Exact name of co-registrant as specified in its charter)
Central Index Key number: 0001126525

Delaware	333-260903 333-260903-03	22-2013053
(State or other jurisdiction of incorporation)	(Commission File Number of registrant and issuing entity, respectively)	(Registrant’s IRS Employer Identification No.)

300 Chestnut Ridge Road, Woodcliff Lake, New Jersey	07677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01      Entry into a Material Definitive Agreement.

On or about February 15, 2023, BMW Auto Leasing LLC (“BMW LLC”) will transfer a special unit of beneficial interest in certain vehicle leases and the related leased vehicles (the “SUBI”) to BMW Vehicle Lease Trust 2023-1 (the “Trust”).  The Trust will grant a security interest in the SUBI to U.S. Bank Trust Company, National Association, and issue: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $155,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $370,500,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $370,500,000 and (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $104,000,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file executed copies of the Underwriting Agreement and Depositor Certification and forms of the Indenture, 2023-1 SUBI Servicing Supplement, Vehicle Trust Supplement, SUBI Certificate Transfer Agreement, Issuer SUBI Certificate Transfer Agreement, Amended and Restated Trust Agreement, Issuer Administration Agreement,  Back-Up Security Agreement, Asset Representations Review Agreement and Control Agreement (as listed below) to be executed in connection with the issuance of the Notes.

Item 9.01      Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

Exhibit No.	Description

1.1
Underwriting Agreement, dated February 7, 2023, among BMW Financial Services NA, LLC (“BMW FS”), BMW LLC and BofA Securities, Inc., on behalf of itself and as representative of the several underwriters named therein.

4.1	Indenture, to be dated as of February 15, 2023, between the Trust and U.S. Bank Trust Company, National Association, as indenture trustee (the “Indenture Trustee”).

10.2
2023-1 Vehicle Trust Supplement, to be dated as of February 15, 2023, between BMW Manufacturing L.P., as grantor and UTI Beneficiary (“BMW LP”), and BNY Mellon Trust of Delaware, formerly known as The Bank of New York (Delaware), as vehicle trustee.

10.4
2023-1 SUBI Servicing Supplement, to be dated as of February 15, 2023, among BMW FS, as servicer, Financial Services Vehicle Trust, as vehicle trust (“FSVT”), and BMW LP, as UTI Beneficiary, to the Basic Servicing Agreement, dated as of August 30, 1995, among FSVT, BMW LP and BMW FS.

10.5	SUBI Certificate Transfer Agreement, to be dated as of February 15, 2023, between BMW LP, as transferor, and BMW LLC, as transferee.

10.6	Issuer SUBI Certificate Transfer Agreement, to be dated as of February 15, 2023, between BMW LLC, as transferor, and the Trust, as transferee.

10.7	Amended and Restated Trust Agreement, to be dated as of February 15, 2023, between BMW LLC and Wilmington Trust, National Association, as owner trustee.

10.8	Issuer Administration Agreement, to be dated as of February 15, 2023, among BMW FS, as administrator, the Trust, BMW LLC, as transferor, and the Indenture Trustee.

10.9	Back-Up Security Agreement, to be dated as of February 15, 2023, among FSVT, BMW LP, BMW LLC, the Trust and the Indenture Trustee.

10.10	Asset Representations Review Agreement, to be dated as of February 15, 2023, among BMW FS, the Trust and Clayton Fixed Income Services, LLC, as asset representations reviewer.

10.11
Control Agreement, to be dated as of February 15, 2023, among the Trust, as issuer, and U.S. Bank Trust Company, National Association, as Indenture Trustee and secured party, and U.S. Bank National Association, as securities intermediary.

36.1	Depositor Certification, dated February 7, 2023, for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE LEASE TRUST 2023-1				FINANCIAL SERVICES VEHICLE TRUST

By:	BMW Financial Services NA, LLC,			By:	BMW Financial Services NA, LLC,
	as Administrator				as Servicer

	By:	/s/ Ole Jensen			By:	/s/ Ole Jensen
		Name:	Ole Jensen			Name:	Ole Jensen
		Title:	Chief Financial Officer & Vice President – Finance			Title:	Chief Financial Officer & Vice President – Finance

	By:	/s/ Helena von Gladiss			By:	/s/ Helena von Gladiss
		Name:	Helena von Gladiss			Name:	Helena von Gladiss
		Title:	Treasurer			Title:	Treasurer

BMW AUTO LEASING LLC

By:		BMW Financial Services NA, LLC,
as Managing Member

	By:	/s/ Ole Jensen
		Name:	Ole Jensen
		Title:	Chief Financial Officer & Vice President – Finance

	By:	/s/ Helena von Gladiss
		Name:	Helena von Gladiss
		Title:	Treasurer

Dated: February 9, 2023